UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2022

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2022, the Board of Directors (the “Board”) of Commvault Systems, Inc. (“Commvault”) increased the size of Commvault’s Board from ten to eleven members and appointed Mr. A. Shane Sanders as a director of Commvault, to hold office until Commvault’s 2023 Annual Meeting of Stockholders. Mr. Sanders was also appointed as a member to the Audit Committee of the Board.

Since 2000, Mr. Sanders has been with Verizon Communications, most recently serving as SVP Business Excellence (Transformation). Prior to this role, Mr. Sanders served as SVP Corporate Finance, SVP Internal Audit & Chief Audit Executive and a member of the Verizon Enterprise Security Council and Compliance & Privacy Council. Mr. Sanders also serves as a director and member of the Audit Committee of Danaher Corporation.

Mr. Sanders is eligible to receive an annual director retainer consisting of cash and restricted stock units, each in accordance with Commvault’s non-employee director compensation policy, prorated to reflect his partial year term as a director. Commvault’s non-employee director compensation policy is described under the heading “Director Compensation” on page 25 Commvault’s proxy statement for its 2022 Annual Meeting of Stockholders, as filed on July 1, 2022, and which is incorporated by reference herein. Mr. Sanders has also entered into a director indemnification agreement with Commvault, the form of which is disclosed as Exhibit 10.3 to Commvault’s Annual Report on Form 10-K for the year ending March 31, 2022 and which is incorporated by reference herein.

In connection with this appointment, the Board determined that Mr. Sanders is independent within the meaning of the listing standards of Nasdaq and for purposes of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act. There is no arrangement or understanding between Mr. Sanders and any person pursuant to which he was selected as a director of Commvault. There are no transactions in which Mr. Sanders has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Sanders’ appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits:

99.1     Press Release dated December 5, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	December 5, 2022	/s/ Danielle Sheer
Danielle Sheer Chief Legal Officer

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